United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 6, 2018

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Results of Operations and Financial Condition

Fidelity National Information Services, Inc. (“the Company”) is filing this Current Report on Form 8-K (this "Current Report") to recast certain prior period financial statements and schedules to reflect our retrospective application of a new revenue accounting standard.

The new revenue accounting standard is ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 amends substantially all authoritative literature related to revenue recognition, including industry-specific requirements, and converges the guidance under this topic with that of the International Financial Reporting Standards. It also includes guidance on accounting for the incremental costs of obtaining, and costs incurred to fulfill, a contract with a customer. ASU 2014-09 implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. We have adopted the new standard effective January 1, 2018 utilizing the full retrospective method with the application of certain practical expedients.

The Company will begin to report comparative results under the new accounting standard in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

In addition to providing recast financial results in Exhibit 99.1, we have provided certain non-GAAP financial measures based on the recast results, as well as a reconciliation to the GAAP results. We believe these non-GAAP measures help investors better understand the underlying fundamentals of our business. Management uses these non-GAAP measures in its assessment and management of FIS' performance. Any non-GAAP measures should be considered in context with FIS' GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies.

The information included in this Item 7.01, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Supplemental financial data.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 6, 2018	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: March 6, 2018	By:	/s/ Katy Thompson
		Name:	Katy Thompson
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Supplemental financial data.